Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of August 18, 2015 (this “Agreement”), is by and among Houlihan Lokey, Inc., a Delaware corporation (the “Company”), and ORIX HLHZ Holding LLC, a Delaware limited liability company (“ORIX”).

W I T N E S S E T H:

WHEREAS, in connection with the IPO (as defined below), the Company desires to grant registration rights to ORIX on the terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

Article 1
DEFINITIONS

Section 1.01                             Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Action” means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority or any federal, state, local, foreign or international arbitration or mediation tribunal.

“Affiliate” of any Person means a Person that controls, is controlled by, or is under common control with such Person; provided, however, that, for purposes of this Agreement, the Company and its subsidiaries shall not be considered to be “Affiliates” of ORIX or its subsidiaries, and ORIX and its subsidiaries shall not be considered to be “Affiliates” of the Company or its subsidiaries.  As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions are authorized or obligated by law to be closed in New York, New York.

“Common Stock” means shares of Class A common stock of the Company.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Notice” has the meaning set forth in Section 2.01(a).

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

“HL Management Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of August 18, 2015, between the Company and the HL Management Stockholders.

“HL Management Stockholders” means the holders of Registrable Securities as of the date hereof (other than ORIX) that execute the HL Management Registration Rights Agreement as of the date hereof and holders of Registrable Securities that become party to the HL Management Registration Rights Agreement in the future.

“HL Management Stockholder Representative” means, initially, any of Scott Beiser or Irwin Gold, acting individually or collectively, as well as any Persons designated in the future as the “HL Management Stockholder Representative” pursuant to the HL Management Registration Rights Agreement.

“IPO” means the initial public offering of Common Stock pursuant to an effective Registration Statement under the Securities Act.

“Loss” or “Losses” has the meaning set forth in Section 2.08(a).

“ORIX” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Piggyback Registration” has the meaning set forth in Section 2.02(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization; provided that any such Shares shall cease to be Registrable Securities if (i) they have been Registered and sold pursuant to an effective Registration Statement or sold pursuant to Rule 144 under the Securities Act, (ii) they have been transferred by ORIX in a transaction in which ORIX’s rights under this Agreement are not, or cannot be, assigned, or (iii) they have ceased to be outstanding.

“Registration” means a registration with the SEC of the offer and sale to the public of Common Stock under a Registration Statement.  The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a World Sky Memorandum (including the related fees and expenses of counsel); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (vii) expenses incurred in connection with any “road show” presentation to potential investors; (viii) printing expenses, messenger, telephone and delivery expenses; (ix) internal expenses of the Company (including all salaries and expenses of employees of the Company performing legal or accounting duties); (x) reasonable fees and expenses of outside counsel for ORIX; (xi) and fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Common Stock are then listed; but excluding any Selling Expenses.

“Registration Period” has the meaning set forth in Section 2.01(c).

“Registration Rights” means the rights of ORIX to cause the Company to Register Registrable Securities pursuant to this Agreement.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“SEC” has the meaning set forth in the recitals to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Selected Courts” has the meaning set forth in Section 3.05.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shares” means all shares of Common Stock.

“Share Restrictions” means the restrictions on the sale of shares set forth in Section 3.1.1(a) of the Stockholders’ Agreement (which shall continue to apply as provided therein, and which, for the avoidance of doubt, nothing in this Agreement or the HL Management Registration Rights Agreement is intended to, or shall be interpreted to, waive or supersede).

“Shelf Registration” means a Registration Statement of the Company for an offering to be made on a delayed or continuous basis of Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of the date hereof, among the Company and the Holders identified therein.

“Takedown Notice” has the meaning set forth in Section 2.01(f).

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters for reoffering to the public.

Section 1.02                             General Interpretive Principles.  Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to Articles and Sections refer to Articles and Sections of this Agreement.  Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be performed or given timely if performed or given on the next succeeding Business Day.  References to a Person are also to its permitted successors and assigns.  The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Article 2
REGISTRATION RIGHTS

Section 2.01                             Registration.

(a)                                 Request.  Subject to the Share Restrictions, ORIX shall have the right to request that the Company file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by ORIX by delivering a written request to the Company specifying the kind and number of shares of Registrable Securities ORIX wishes to Register and the intended method of distribution thereof (a “Demand Registration”).  The Company shall (i) within 10 Business Days of the receipt of such request, give written notice of such Demand Registration to the HL Management Stockholder Representative (the “Company Notice”) but only if the HL Management Stockholders then own Registrable Securities, (ii) use its reasonable best efforts to file a Registration Statement (or an amendment or supplement to a previously filed shelf Registration Statement) in respect of such Demand Registration as soon as reasonably practicable and in any event within 60 days of the receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective (if necessary) as soon as reasonably practicable thereafter.  Subject to Section 2.01(e) below, the Company shall include in such Registration all Registrable Securities that the HL Management Stockholder Representative requests to be included within the 10 Business Days following their receipt of the Company Notice, as applicable.  Notwithstanding the foregoing, ORIX shall not, nor shall the Company be required to, take any action that would otherwise be permitted or required under this Section 2.01 if such action would violate Section 2.05 hereof or any similar provision contained in the underwriting agreement or any lock-up agreement entered into in connection with the IPO or any Underwritten Offering.

(b)                                 Limitations of Demand Registrations.  ORIX shall have the right to require the Company to make up to two Demand Registrations pursuant to Section 2.01(a) during the first 12 months after the effective date of the registration statement related to the IPO, and up to three Demand Registrations per year thereafter; provided, however, that ORIX may not require the Company to effect a Demand Registration within 90 days of the date a previous Demand Registration was requested by ORIX.  To the extent ORIX has requested to include Registrable Securities in a Piggyback Registration but no such Registrable Securities were required to be included in such Piggyback Registration pursuant to Section 2.02(c), the Company shall not be required to effect a Demand Registration on behalf of ORIX prior to the consummation of such Piggyback Registration (and the conclusion of any related holdback periods pursuant to Section 2.05).

(c)                                  Effective Registration.  The Company shall be deemed to have effected a Registration for purposes of Section 2.01(b) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) 40 days from the effective date of the Registration Statement (the “Registration Period”).  No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of the Company and by no act or omission of ORIX.  If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority, the Registration Period shall be extended on a day-for-day basis for any period ORIX is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d)                                 Underwritten Offering.  If ORIX so indicates at the time of its request pursuant to Section 2.01(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and the Company shall include such information in the Company Notice, as applicable.  In the event that ORIX intends to distribute the Registrable Securities by means of an Underwritten Offering, ORIX may not include Registrable Securities in such Registration unless ORIX, subject to the limitations set forth in Section 2.06, (i) agrees to sell its Registrable Securities on the basis provided in the applicable underwriting arrangements; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) cooperates with the Company’s reasonable requests in connection with such Registration (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by ORIX’s failure to cooperate, will not constitute a breach by the Company of this Agreement).  The selection of underwriters will be in accordance with Section 2.03 and ORIX shall have the right to cause the Company and its employees to participate in all reasonable marketing efforts that the underwriters deem appropriate.

(e)                                  Priority of Securities in an Offering pursuant to a Demand Registration.  If the managing underwriter or underwriters of a proposed Underwritten Offering pursuant to a Demand Registration by ORIX under Section 2.01 determines that, in their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the managing underwriter or underwriters shall inform ORIX in writing of such determination, and the shares included in such Underwriten Offering shall be included in the following order of priority: (a) if the HL Management Stockholders participate in the Underwritten Offering, first, any securities to be sold for the account of the HL Management Stockholders and ORIX, 75% for the account of ORIX and 25% for the account of the HL Management Stockholders (or as close to such ratio as possible, given the desired sale amounts and the size of any necessary reduction); second, any securities to be sold for the account of the Company; and lastly, any other securities or (b) if the HL Management Stockholders do not participate in the Underwritten Offering, first, any securities to be sold for the account of ORIX; second, any securities to be sold for the account of the Company; and lastly, any other securities.

(f)                                   Shelf Registration.  At any time after the date hereof when the Company is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form), ORIX may request the Company to Register some or all of ORIX’s Registrable Securities on a Shelf Registration.  If ORIX is a holder of Registrable Securities included on a Shelf Registration, ORIX shall have the right to request that the Company cooperate in a shelf takedown at any time, subject to the limitations set forth in Sections 2.01(b) and (h), by delivering a written request thereof to the Company specifying the kind and number of shares of Registrable Securities ORIX wishes to include in the shelf takedown (“Takedown Notice”).  The Company shall as soon as reasonably practicable and in any event within five Business Days of the receipt of a Takedown Notice take all actions reasonably requested by ORIX, including the filing of a Prospectus supplement and the other actions described in Section 2.04, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as practicable.  Any request by ORIX to effect an Underwritten Offering as a shelf takedown shall be subject to the requirements, limitations and provisions relating to Demand Registrations and Underwritten Offerings in this Section 2.01.

(g)                                  SEC Form.  Except as set forth in the next sentence, the Company shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form).  The Company shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible.  All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by the Company in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h)                                 Suspension Periods.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to ORIX and the other holders of Common Stock who elected to participate in a Registration, to postpone the filing or effectiveness of a Registration, or, to the extent a Registration is effective, to require such holders of Common Stock to suspend the use of the Prospectus for sales of Registrable Securities under the Registration, in each case for a reasonable period of time not to exceed 90 days in succession or 120 days in the aggregate in any 12-month period (a “Suspension Period”) if the board of directors of the Company determines in good faith and in its reasonable judgment that it is required to disclose in the Registration material, non-public information that the Company has a bona fide business purpose for preserving as confidential. Immediately upon receipt of such notice, the holders of Common Stock covered by the Registration shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Period and without any further request from the holders of Common Stock, the Company shall as soon as reasonably practicable file and seek the effectiveness of the Registration, or prepare a post-effective amendment or supplement to the Registration or the Prospectus, or any document incorporated therein by reference, as applicable, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 2.02                             Piggyback Registrations.

(a)                                 Participation.

(i)                                     If the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of Common Stock for its own account and/or for the account of another stockholder (other than a Registration (i) pursuant to a Registration Statement on Form S-8, or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement, or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (ii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iii) in connection with any dividend reinvestment or similar plan or (iv) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction), then, as soon as practicable (but in no event less than 15 days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to ORIX, and such notice shall offer

ORIX the opportunity to Register under such Registration Statement such number of Registrable Securities as ORIX may request in writing (a “Piggyback Registration”).

(ii)                                  Subject to Section 2.02(a) and Section 2.02(c), the Company shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within 12 days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities pursuant to this Section 2.01(a) and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company may, at its election, give written notice of such determination to ORIX and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration and shall have no liability to ORIX in connection with such termination, without prejudice, however, to the rights of ORIX to request that such Registration be effected as a Demand Registration under Section 2.01, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Common Stock.  Registration effected under this Section 2.02 shall not relieve the Company of its obligation to effect any Demand Registration under Section 2.01.

(iii)                               If the offering pursuant to a Registration Statement pursuant to this Section 2.02 is to be an Underwritten Offering and ORIX makes a request for a Piggyback Registration pursuant to Section 2.02(a), then the Company and ORIX shall each use their reasonable best efforts to coordinate arrangements with the underwriters so that ORIX may participate in such Underwritten Offering.  If the offering pursuant to such Registration Statement is to be on any other basis and ORIX makes a request for a Piggyback Registration pursuant to Section 2.02(a), then the Company and ORIX shall each use their reasonable best efforts to coordinate arrangements so that ORIX may participate in such offering on such basis.  If the Company files a Shelf Registration for its own account and/or for the account of any other Persons, the Company agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that ORIX may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b)                                 Right to Withdraw.  ORIX shall have the right to withdraw its request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.02 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw and, subject to the preceding clause, ORIX shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c)                                  Priority of Piggyback Registration.  If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs the Company and ORIX in writing that, in its or their opinion, the number of securities of such class which ORIX and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be included in the following order of priority:

(i)                                     if the Piggyback Registration relates to an offering for the Company’s own account, then first, there shall be included in the Underwritten Offering any securities to be sold for the account of the Company; second, (A) if the HL Management Stockholders and ORIX both intend to participate in such Underwritten Offering, there shall be included in the Underwritten Offering any securities to be sold for the account of the HL Management Stockholders and ORIX, 75% for the account of ORIX and 25% for the account of the HL Management Stockholders (or as close to such ratio as possible, given the desired sale amounts and the size of any necessary reduction) or (B) if the HL Management Stockholders do not participate in the offering, there shall be included in the Underwritten Offering any securities to be sold for the account of ORIX; and lastly, there shall be included in the Underwritten Offering any other securities; or

(ii)                                  if the Piggyback Registration relates to an offering other than for the Company’s own account, then first, any securities that were originally proposed to be sold (other than any securities to be sold for the account of the HL Management Stockholders), prior to the initiation of the Piggyback Registration, second, (A) if the HL Management Stockholders and ORIX both intend to participate in such Underwritten Offering, there shall be included in the Underwritten Offering any securities to be sold for the account of the HL Management Stockholders and ORIX, 75% for the account of ORIX and 25% for the account of the HL Management Stockholders (or as close to such ratio as possible, given the desired sale amounts and the size of any necessary reduction) or (B) if the HL Management Stockholders do not participate in the offering, there shall be included in the Underwritten Offering any securities to be sold for the account of ORIX; and lastly, there shall be included in the Underwritten Offering any other securities.

Section 2.03                             Selection of Underwriter(s).  In any Underwritten Offering pursuant to Section 2.01, ORIX shall select the lead managing underwriter(s), provided that, in each case, the Company shall have the right to designate co-managing underwriters and passive bookrunners in any such Underwritten Offering.  In an Underwritten Offering pursuant to Section 2.02 where the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of securities for its own account and/or for the account of the HL Management Stockholders, or any stockholder other than ORIX, the Company or such stockholder shall select the underwriter; provided that prior to the 18-month anniversary of the IPO, upon the request of ORIX, ORIX may select an underwriter (which shall be a nationally-recognized financial institution, but need not be the lead managing underwriter for such offering) to advise the board of directors of the Company regarding the advisability of such an offering.

Section 2.04                             Registration Procedures.

(a)                                 In connection with the Registration and/or sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, the Company shall use reasonable best efforts to effect or cause the Registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof and:

(i)                                     prepare and file the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to ORIX, if ORIX is participating in such Registration, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and ORIX, if ORIX is participating, and their respective counsel, and (B) consider in good faith any comments of the underwriters and ORIX, if ORIX is participating, and their respective counsel on such documents;

(ii)                                  prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective in accordance with the terms of this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares Registered thereon;

(iii)                               in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on the 3rd anniversary after the effective date of such Registration Statement;

(iv)                              notify ORIX, if ORIX is participating, and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, or when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)                                 as soon as reasonably practicable notify ORIX, if ORIX is participating, and the managing underwriter or underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as soon as reasonably practicable thereafter, at the Company’s option, suspend the use of such Registration Statement or Prospectus pursuant to Section 2.01(h), or prepare and file with the SEC, and furnish without charge to ORIX, if ORIX is participating, and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(vi)                              use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii)                           as soon as reasonably practicable incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and ORIX, if ORIX is participating, may reasonably request to be included therein in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii)                        furnish to ORIX, if ORIX is participating, and each underwriter, if any, without charge, as many conformed copies as ORIX, if ORIX is participating, or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix)                              deliver to ORIX, if ORIX is participating, and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as ORIX, if ORIX is participating, or such underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by ORIX, if ORIX is participating, and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as ORIX, if ORIX is participating, or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by ORIX, if ORIX is participating, or such underwriter;

(x)                                 on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with ORIX, if ORIX is participating, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as ORIX, if ORIX is participating, or such managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)                              in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with ORIX, if ORIX is participating, and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as ORIX, if ORIX is participating, or the underwriter(s), if any, may request at least two Business Days prior to such sale of Registrable Securities; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xii)                           cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii)                        not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xiv)        in the case of an Underwritten Offering, obtain for delivery to and addressed to ORIX, if ORIX is participating, and the underwriter or underwriters, an opinion from the Company’s outside counsel in customary form and content for the type of Underwritten Offering, dated the date of the closing under the underwriting agreement;

(xv)         in the case of an Underwritten Offering, obtain for delivery to and addressed to the underwriter or underwriters and, to the extent agreed by the Company’s independent certified public accountants, ORIX, if ORIX is participating, a comfort letter from the Company’s independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xvi)        use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than 90 days after the end of the 12-month period beginning with the first day of the Company’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement;

(xvii)       provide and use its reasonable best efforts to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii)      use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted;

(xix)        provide (A) ORIX, if ORIX is participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by ORIX, if ORIX is participating, or any such underwriter, as selected by ORIX, if ORIX is participating, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to the Company in writing with respect to ORIX, which in the reasonable judgment of ORIX, if ORIX is participating, and its counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above (which activities shall, to the extent possible, be coordinated among all participants in the Registration to minimize the demands on the Company), all pertinent financial and other records, pertinent corporate documents and properties of the Company that are available to the Company, and use its reasonable best efforts to cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods, to discuss the business of the Company and to supply all information available to the Company reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing, provided that any such Person gaining access to information or personnel pursuant to this Section 2.04(a)(xix) shall agree to use reasonable efforts to protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (A) the release of such information is required by law or regulation or is requested or required by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process, (B) such information is or becomes publicly known without a breach of this Agreement, (C) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (D) such information is independently developed by such Person;

(xx)         to use its reasonable best efforts to cause the executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(xxi)        take all other customary steps reasonably necessary to effect the Registration, offering and sale of the Registrable Securities.

(b)           As a condition precedent to any Registration hereunder, the Company may require ORIX, if ORIX is participating, to furnish to the Company such information regarding the distribution of Registrable Securities being offered in connection with the Registration and such other necessary information relating to ORIX and its ownership of Registrable Securities as the Company may from time to time reasonably request from ORIX as far in advance as practicable before the expected filing date of each Registration Statement pursuant to this agreement.  ORIX, if ORIX is participating, agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c)           ORIX, if ORIX is participating, agrees that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 2.04(a)(v), it will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until its receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.04(a)(v), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, it will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period during which the applicable Registration Statement for a Demand Registration is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.04(a)(v) or is advised in writing by the Company that the use of the Prospectus may be resumed.

Section 2.05          Holdback Agreements.  Each of the Company and ORIX agrees, upon notice from the managing underwriter or underwriters in connection with any Registration for an Underwritten Offering of the Company’s securities (other than pursuant to a registration statement on Form S-4 or any similar or successor form or pursuant to a registration solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), not to effect (other than pursuant to such Registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the managing underwriters during such period as reasonably requested by the managing underwriters (but in no event longer than the seven days before and the 90 days after the pricing of such Underwritten Offering or during any 12-month period for more than an aggregate of 180 days); provided that (a) with respect to the Company, such restrictions shall be subject to exceptions no less favorable than those contained in any underwriting agreement entered into in connection with the IPO and (b) such restrictions shall not apply in any circumstance to (i) Registrable Securities acquired by ORIX in the public market subsequent to the IPO, (ii) distributions-in-kind to ORIX’s shareholders or other equity holders, (iii) Registrable Securities with regard to which ORIX has beneficial ownership pursuant to an investment advisory arrangement under which ORIX provides investment advisory services to a non-related third party in connection with such Registrable Securities and does not derive a benefit from such Registrable Securities other than customary advisory or similar fees.  Notwithstanding the foregoing, no holdback agreements of the type contemplated by this Section 2.05 shall be required of ORIX unless each of the Company’s directors and executive officers, and the HL Management Stockholders that have elected to participate in such Underwritten Offering (prior to the third anniversary of the IPO only), agree to be bound by a substantially identical holdback agreement for at least the same period of time.

Section 2.06          Underwriting Agreement in Underwritten Offerings.  If requested by the managing underwriters for any Underwritten Offering, the Company and ORIX shall enter into an underwriting agreement in customary form with such underwriters for such offering; provided, however, that ORIX shall not be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) ORIX’s ownership of Registrable Securities to be transferred free and clear of all liens, claims and encumbrances created by ORIX, (ii) ORIX’s power and authority to effect such transfer, (iii) such matters pertaining to ORIX’s compliance with securities laws as reasonably may be requested and (iv) ORIX’s intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 2.08 hereof.

Section 2.07          Registration Expenses Paid By Company.  In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, the Company shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed.  The Company shall have no obligation to pay any Selling Expenses.

Section 2.08          Indemnification.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, ORIX and ORIX’s officers, directors, employees, advisors, Affiliates and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) ORIX from and against any and all losses, claims, damages, liabilities (or Actions in respect thereof, whether or not such indemnified party is named or a party thereto) and expenses (including reasonable costs of investigation and legal expenses), whether joint or several, (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by ORIX expressly for use in the preparation thereof.  This indemnity shall be in addition to any liability the Company may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of ORIX or any indemnified party and shall survive the transfer of such applicable securities by ORIX.

(b)           Indemnification by ORIX.  ORIX, if ORIX is participating in a Registration, agrees to indemnify and hold harmless, to the full extent permitted by law, the Company and the Company’s directors, officers, employees, advisors, Affiliates and agents and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable

Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but in each case of (i) or (ii), only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by ORIX, if ORIX is participating, to the Company expressly for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus.  In no event shall the liability of ORIX, if ORIX is participating, hereunder be greater in amount than the dollar amount of the net proceeds received by ORIX under the sale of the Registrable Securities giving rise to such indemnification obligation.  This indemnity shall be in addition to any liability ORIX may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) as soon as reasonably practicable give written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person (other than reasonable costs of investigation, supervision and monitoring) unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder or fails to employ counsel reasonably satisfactory to such Person or to pursue the defense of such claim, (c) the named parties to any proceeding include both such indemnified and the indemnifying party and the indemnified party has reasonably concluded (based on written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (d) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed.  If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party.  No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on written advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or in the reasonable judgment of such Person may exist (based on advice of counsel to an indemnified party) between such indemnified party or parties and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

(d)           Contribution.  If for any reason the indemnification provided for in Section 2.08(a) or Section 2.08(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.08(a) or Section 2.08(b), then the indemnifying party shall, in lieu of indemnifying such indemnified party thereunder, contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  Notwithstanding anything in this Section 2.08(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.08(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.08(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.08(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.08(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  If indemnification is available under this Section 2.08, the indemnifying parties shall indemnify each indemnified party to the full extent provided Section 2.08(a) and Section 2.08(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

Section 2.09          Reporting Requirements; Rule 144.  The Company shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and thereafter shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act.  If the Company is not required to file such reports during such period, it will, upon the request of ORIX, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as ORIX may reasonably request, all to the extent required from time to time to enable ORIX to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC.  From and after the date hereof through the date upon which ORIX no longer owns any Registrable Securities, the Company shall forthwith upon request furnish ORIX (i) a written statement by the Company as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the SEC as ORIX may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

Article 3
MISCELLANEOUS

Section 3.01          Term.  This Agreement shall terminate upon the earlier of (i) such time as there are no Registrable Securities and (ii) such time when the parties shall unanimously agree, except for the provisions of Section 2.07 and Section 2.08 and all of this Article 3, which shall survive any such termination.

Section 3.02          Notices.  All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person or (b) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

If to ORIX, to:

ORIX USA Corporation

1717 Main Street – Suite 10100

Dallas, TX 75201

Attention: Ron Barger, General Counsel

If to the Company to:

Houlihan Lokey, Inc.

10250 Constellation Blvd

Los Angeles, CA 90067

Attention: Lindsey Alley, Chief Financial Officer

Christopher Crain, General Counsel

Any party may, by notice to the other parties, change the address to which such notices are to be given.

Section 3.03          Successors, Assigns and Transferees.  This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of ORIX; provided that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.  ORIX may assign its rights and obligations under this Agreement to any transferee that acquires at least 5% of the outstanding shares of Common Stock (or is a controlled Affiliate of ORIX) and executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to the Company.  Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof, the Registration Rights shall not be transferred in connection with such transfer unless such transferee complies with all such covenants, agreements and other undertakings. Upon any such permitted assignment by ORIX, ORIX shall nevertheless retain its rights and obligations under this Agreement with respect to any Registrable Securities retained by ORIX, with the understanding that ORIX may at its discretion enter into agreements with any permitted assignees to provide for the coordination of registration rights as between such permitted assignees and ORIX.

Section 3.04          Governing Law; Equitable Remedies.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity.  Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto.  Each party further agrees that, in the event of any Action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 3.05          Consent to Jurisdiction.  With respect to any Action arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the Court of Chancery located in the State of Delaware, County of Newcastle (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Actions other than before one of the Selected Courts; provided, however, that a party may commence any Action in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts;

(ii) consents to service of process in any Action by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company at its address referred to in Section 3.02; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (iii) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 3.06          Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to seek specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

Section 3.07          Headings.  The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 3.08          Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

Section 3.09          Amendment; Waiver; Future Rights.

(a)           This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and ORIX.

(b)           Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

(c)           The Company shall not grant any shelf, demand, piggyback or incidental registration rights that would conflict with the rights granted to ORIX hereunder (or interfere with ORIX’s exercise of such rights) to any other Person without the prior written consent of ORIX; provided that this provision shall not restrict the HL Management Stockholders’ ability to exercise their rights under the HL Management Registration Rights Agreement.  The Company shall not agree to an amendment to the HL Management Registration Rights Agreement that adversely impacts ORIX’s rights hereunder.

(d)           For so long as ORIX’s Percentage Ownership (as defined in the Stockholders’ Agreement) is equal to or greater than 5%, the Company shall not amend, modify or waive any of the provisions of any other registration rights agreement (or similar agreement) in any manner (or enter into any such other agreement) that conflicts with the rights of ORIX hereunder without the prior written consent of ORIX, such consent not to be unreasonably withheld, conditioned or delayed.

Section 3.10          Further Assurances.  Each of the parties hereto shall execute and deliver all additional documents, agreements and instruments and shall do any and all acts and things reasonably requested by the other party hereto in connection with the performance of its obligations undertaken in this Agreement.

Section 3.11          Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.  Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, executed by an original signature.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ORIX HLHZ HOLDING LLC

By:	/s/ Paul E. Wilson
Name:	Paul E. Wilson
Title:	Chief Financial Officer

HOULIHAN LOKEY, INC.

By:	/s/ J. Lindsey Alley
Name:	J. Lindsey Alley
Title:	Chief Financial Officer